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                        METROPOLITAN SERIES FUND, INC.
                      SUPPLEMENT DATED FEBRUARY 17, 2004
                      TO THE PROSPECTUS DATED MAY 1, 2003

                        MFS RESEARCH MANAGERS PORTFOLIO

   The following information supplements the Metropolitan Series Fund, Inc. (the "Fund") prospectus dated May 1, 2003 (the "Prospectus"). You should keep this supplement to the Prospectus for future reference.

   On February 5, 2004, the Board of Directors of the Fund voted unanimously to approve, subject to shareholder approval, a proposal to reorganize the MFS Research Managers Portfolio (the "Portfolio") into the MFS Investors Trust Portfolio (the "Investors Trust Portfolio," and together with the Portfolio, the "Portfolios"). The Portfolio and the Investors Trust Portfolio share the same subadviser, Massachusetts Financial Services Company ("MFS"), and the same primary investment objective to seek long-term growth of capital. The Investors Trust Portfolio has a secondary investment objective to seek reasonable current income. The Investors Trust Portfolio invests at least 65% of its net assets in equity securities and focuses on companies with large market capitalizations that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolios pay an investment advisory fee at the same annual rate.

   If the shareholders of the Portfolio approve the proposal, all of the assets of the Portfolio will be transferred to the Investors Trust Portfolio and shareholders of the Portfolio will receive shares of the Investors Trust Portfolio in exchange for their shares of the Portfolio. Shareholders who owned shares of the Portfolio on January 31, 2004 will receive further information regarding the reorganization in a proxy statement/prospectus in March 2004. These shareholders will also receive voting instruction cards with which to vote on the reorganization at a special meeting to be held on or about April 30, 2004. If approved by shareholders, the reorganization will close on or about April 30, 2004.

   Although MetLife Advisers, LLC, the Portfolios' investment adviser, will bear the legal and accounting fees and expenses and other fees and expenses incurred in connection with the consummation of the reorganization (including transaction costs in connection with the sale of portfolio securities that are not permitted investments of the Investors Trust Portfolio), the Portfolios will pay transaction costs in connection with the purchase or sale of other securities in order to align the security holdings of the two Portfolios.